Supplement dated May 1, 2014 to the
Statement of Additional Information of
each of the Funds Listed Below (the “Funds”)

This supplement amends and supersedes any contrary information relating to any share class offered by a Fund contained within a Fund’s Statement of Additional Information (“SAI”) and is in addition to any existing supplement thereto for each Fund. You should read this Supplement in conjunction with a Fund’s SAI and retain it for future reference.

Each Fund’s current non-fundamental policy with respect to investments in other investment companies is deleted and replaced with the following new non-fundamental policy:

The Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more affiliated Prudential mutual funds may invest.

Investment Company Name	Fund / Series Name
Prudential Investment Portfolios 9	Prudential Absolute Return Bond Fund
Prudential Investment Portfolios, Inc. 14	Prudential Floating Rate Income Fund
Prudential Investment Portfolios, Inc. 15	Prudential Short Duration High Yield Income Fund
Prudential Investment Portfolios, Inc. 17	Prudential Short Duration Multi-Sector Bond Fund
Prudential Investment Portfolios 18	Prudential Jennison MLP Fund
Prudential World Fund, Inc.	Prudential Jennison Global Infrastructure Fund
Prudential Sector Funds, Inc.	Prudential Jennison Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.

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